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                AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    between

                        HARTFORD LIFE INSURANCE COMPANY

                                      and

                       EMPLOYERS REASSURANCE CORPORATION

             Facultative Business Effective Date: November 1, 2002
              Automatic Business Effective Date: December 1, 2002

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                                    ARTICLES

I.      Parties to the Agreement                                         3
II.     Reinsurance Coverage                                             3
III.    Liability                                                        5
IV.     Notification of Reinsurance                                      6
V.      Reinsurance Premiums                                             6
VI.     Reserves                                                         8
VII.    Oversights                                                       8
VIII.   Conversions                                                      9
IX.     Reductions, Terminations, and Changes                            9
X.      Increase in Retention                                           10
XI.     Reinstatement                                                   11
XII.    Expenses                                                        12
XIII.   Claims                                                          12
XIV.    Extra-Contractual Damages                                       14
XV.     Inspection of Records                                           14
XVI.    DAC Tax - Section 1.848-2 (g)(8) Election                       14
XVII.   Insolvency                                                      15
XVIII.  Offset                                                          16
XIX.    Arbitration                                                     17
XX.     Termination                                                     18
XXI.    General Provisions                                              18
XXII.   Confidentiality                                                 20
XXIII.  Notices and Communications                                      21
XXIV.   Effective Date                                                  22
XXV.    Execution                                                       22

                                   SCHEDULES

A.      Plans Covered under This Agreement                              23
B.      Basis of Reinsurance                                            26
C.      Foreign National Program                                        27
D.      Table Two to Standard Program                                   29

                                    EXHIBITS

I.      Reinsurance Premium Calculation                                 31
II.     Retention, Binding, and Issue Limits                            32
III.    Annual per 1000 YRT Reinsurance Rates                           33

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.

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                                   ARTICLE I
                            PARTIES TO THE AGREEMENT

This Agreement is between Hartford Life Insurance Company (referred to as the Ceding Company), and Employers Reassurance Corporation (referred to as the Reinsurer).

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured owner or beneficiary of any insurance policy or contract of the Ceding Company. This Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below, or on a facultative basis, subject to the requirements set forth in Section B below, or on a facultative obligatory basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A.  Requirements for Automatic Reinsurance

For risks which meet the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

       1. The individual risk must be a resident of the United States or Canada at the time of application with the exception of the Foreign National Program as specified in Schedule C.

       2. The individual risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. Any risk falling into the category of special underwriting programs will be excluded from this Agreement unless previously agreed to by the Reinsurer via a written amendment.

       3. Any risk offered on a facultative basis other than for size by the Ceding Company to the Reinsurer or any other company will not qualify for Automatic Reinsurance under this Agreement for the same risk and same life.

       4.   The maximum issue age will be 90.

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B.  Requirements for Facultative Reinsurance

       1. If the requirements for Automatic Reinsurance are met, but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers, facsimiles, or sufficient evidence agreed upon between the Ceding Company and the Reinsurer relating to the insurability of the individual life for Facultative Reinsurance.

       2. For applications for Facultative Reinsurance, the Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of the individual risk to the Reinsurer. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or 120 days from the date of the final offer, unless coverage is accepted or put in place earlier.

       3. Notwithstanding the above, if the requirements for Automatic Reinsurance are met except that the face amount of reinsurance applied for is greater than the Automatic Issue Limit, but does not exceed the Automatic Processing Limit, then the Ceding Company will submit to the Lead Reinsurer (as designated in Schedule B) all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the risk should be reinsured by the pool, and, if so, on what basis. The Lead Reinsurer shall provide the Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be binding on all other pool members. This process shall be known as Automatic Processing and subject to the limitations in Exhibit II.

C.  Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

       1. The requirements for Automatic Reinsurance specified in Article II must be met with one exception. This exception is that the total amount of insurance issued and applied for in all companies on each risk has exceeded the jumbo limits set forth in Exhibit II.

       2. The arrangement is available on all policy forms covered under this Reinsurance Agreement.

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    3.   The ceded risk is subject to the Facultative Obligatory Automatic
         Binding Limits and the Facultative Obligatory Automatic Issue Limits, as stated in Exhibit II. However, to the extent that the Reinsurer has already filled its available capacity on the risk, the Reinsurer may reduce the provided capacity by notifying the Ceding Company. In addition, the Reinsurer may choose to provide Facultative Obligatory capacity greater than as specified in Schedule B.

    4. The Reinsurer will have a reasonable amount of time, but not to exceed two (2) business days, to respond to the Ceding Company's request for a Facultative Obligatory risk.

D.  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

                                  ARTICLE III
                                   LIABILITY

A. The Reinsurer's liability for Automatic and Facultative Obligatory Reinsurance will begin simultaneously with the Ceding Company's liability.

B. The Reinsurer's liability for Facultative Reinsurance coverage will begin simultaneously with the Ceding Company's liability once the Reinsurer has accepted the application for Facultative Reinsurance and the Ceding Company has accepted the offer.

C. In no event shall the reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company was not properly licensed.

D. The Reinsurer's liability for reinsurance on the individual risk will terminate when the Ceding Company's liability terminates.

E. The Reinsurer will not be liable for benefits paid under the Ceding Company's conditional receipt or temporary insurance agreement unless all the conditions for the conditional receipt or temporary insurance agreement are met. The Reinsurer's liability under the Ceding Company's conditional receipt or temporary insurance agreement is limited to the lesser of (1) or (2) below:

       1. The Automatic Binding limits with the Reinsurer shown in Exhibit II, or

       2. The amount for which the Ceding Company is liable, less its retention shown in Exhibit II

The pre-issue liability applies provided that the Ceding Company has followed its normal

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cash-with-application procedures for such coverage. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

F. The liability of each pool member shall be separate and not joint with the other pool members.

G. The Reinsurer shall establish reserves on the Reinsurer's portion of the policy on the reserve basis specified in Article VI.

                                   ARTICLE IV
                          NOTIFICATION OF REINSURANCE

A. For Automatic and Facultative Reinsurance, the Ceding Company will notify the Reinsurer on the monthly statement as described in Article V.

B. When reinsurance is reduced or changed, the Ceding Company will notify the Reinsurer on the monthly accounting statement.

                                   ARTICLE V
                              REINSURANCE PREMIUMS

A.  Computation

Premiums for reinsurance under this Agreement will be computed as described in
Exhibit I.

B.  Premium Accounting

       1.   Payment of Reinsurance Premiums

            For Automatic and Facultative Reinsurance, following the close of each calendar month, the Ceding Company will send the Reinsurer a statement and a listing of new business, changes, and terminations. The Reinsurer will refund to the Ceding Company all unearned Annual YRT Reinsurance Premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in Article IX.

            Annual YRT Reinsurance Premiums, as calculated in Exhibit I, based on the Reinsured Net Amount at Risk, as defined in Schedule B, are paid annual in advance each month for those policies renewing during that month.

            If a net reinsurance premium balance is payable to the Reinsurer, the Ceding Company will forward this balance within (60) sixty days after the close of each month.

            If a net reinsurance premium balance is payable to the Ceding Company, the balance due will be subtracted from the reinsurance premium payable by the Ceding Company for the current month. The Reinsurer shall pay any remaining

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            balance due the Ceding Company within (60) sixty days after the
            Ceding Company submits the statement.

       2.   Termination Because of Non-Payment of Premium

            If undisputed reinsurance premiums are delinquent, the Reinsurer has the right to terminate the reinsurance risks on those policies listed on the delinquent monthly statement by giving the Ceding Company (90) ninety days' advance written notice. If the delinquent premiums have not been paid as of the close of the (90) ninety-day period, the Reinsurer's liability will terminate for the risks described in the delinquency notice.

            Regardless of the termination, the Ceding Company will continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned up to the date of termination.

       3.   Reinstatement of a Delinquent Statement

            The Ceding Company may reinstate the terminated risks within (60) sixty days after the effective date of termination by paying the unpaid reinsurance premiums for the risks in force prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement will be the date the required back premiums are received.

       4.   Currency

            The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

       5.   Detailed Listing

            Beforethe end of the first quarter, the Ceding Company will send the Reinsurer a detailed listing of all reinsurance in force as of the close of the immediately preceding calendar year.

       6.   Guaranteed Rates

            Although the Reinsurer anticipates continuing to accept reinsurance rates at the current level, the Reinsurer reserves the right to increase the reinsurance rates but only when the Ceding Company increases the rates to the policy owner. The increase to the reinsurance rates on a given policy shall be no more than proportional to the increase to the policy owner's rates.

       7.   Overpayment of Premium

            Ifthe Ceding Company overpays a reinsurance premium and the Reinsurer accepts the overpayment, the Reinsurer's acceptance will not constitute nor create a reinsurance liability nor result in any additional reinsurance. Instead, the Reinsurer will be liable to the Ceding Company for a credit in the amount of the overpayment.

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       8.   Underpayment of Premium

            If the Ceding Company fails to make a full premium payment for a policy or policies reinsured hereunder, due to an oversight defined in Article VII, the amount of reinsurance coverage provided by the Reinsurer shall not be reduced. However, once the underpayment is discovered, the Ceding Company will be required to pay to the Reinsurer the difference between the full premium amount and the amount actually paid, without interest. If payment or the full premium amount is not made within (60) sixty days after the discovery of the underpayment, the underpayment shall be treated as a failure to pay premiums and subject to the conditions of Section B.2, above.

                                   ARTICLE VI
                                    RESERVES

A.  Statutory Reserves for the Mortality Risk of the Policy

[Redacted]

B.  Representations

The Reinsurer represents to the Ceding Company that the Reinsurer is properly licensed or accredited so that the Ceding Company may claim statutory reserve credit on its financial statements filed in all states in which the Ceding Company is licensed to transact insurance business. In the event that as a result of a change in the Reinsurer's licensing or accreditation status, the Ceding Company must obtain security for statutory reserve credits taken with respect to this reinsurance agreement, the Reinsurer will establish a trust or letter of credit in a form which meets all applicable standards or law and regulation to enable the Ceding Company to claim such reserve credit on its statutory statements. The Reinsurer will bear the expense of establishing any trusts or letter of credit with respect to this provision.

                                  ARTICLE VII
                                   OVERSIGHTS

If there is an unintentional oversight, misunderstanding, delay or error in the administration of this Agreement by the Ceding Company or the Reinsurer, it can be corrected provided the correction takes place within a reasonable time after the oversight, misunderstanding, delay, or error is first discovered. Both the Ceding Company and the Reinsurer will be restored to the

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position they would have occupied had the oversight or misunderstanding not occurred. Should it not be possible to restore both parties to such a position, the Ceding Company and the Reinsurer shall negotiate in good faith to equitably apportion any resulting liabilities and expenses.

                                  ARTICLE VIII
                                  CONVERSIONS

Conversions from existing term plans of insurance reinsured under this Agreement will be reinsured using the YRT premiums attached as Exhibit I on a point in scale basis up to the original face amount. The converted policy will be reinsured with the Reinsurer in the same proportion as was determined for the original term policy. A term conversion is a contractual right of the policyholder to replace a term policy with a permanent policy without evidence of insurability.

                                   ARTICLE IX
                      REDUCTIONS, TERMINATIONS AND CHANGES

A.  Replacement or Change

If there is a contractual change, the insurance will continue to be reinsured with the Reinsurer at point-in-scale rates. If a change is requested on a facultatively reinsured policy, the Reinsurer must consent to the change if there is an increase in coverage.

Exchanges from one single life plan reinsured under this Agreement to a different single life plan will be reinsured at point-in-scale rates. An exchange is a new policy replacing an existing policy where the new policy is not fully underwritten.

B.  Increases or Decreases

       1. If the policy face amount of a risk reinsured automatically under this Agreement increases and:

         a. The increase is subject to new underwriting evidence, then the provisions of Article II, Section A, shall apply to the increase in reinsurance.

         b. The increase is not subject to new underwriting evidence, the Reinsurer will accept the increase in reinsurance at point-in-scale rates but not to exceed the Automatic Binding Limit.

       2. If the policy face amount increases, the Ceding Company's retention will be filled first, then any remaining risk of the increase will be ceded to the Reinsurer as of the effective date of the increase. If the policy face amount is reduced, the reinsurance will be reduced first, thereby maintaining the Ceding Company's retention.

       3. In the event of a reduction in the face amount of a policy which was ceded facultatively, the Reinsurer's percentage of the reduced face amount shall be the same percentage as set at issue.

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       4.   A request to increase the face amount of policies that are reinsured on a facultative basis will be submitted to the Reinsurer for acceptance.

C.  Reduction in Retained Coverage

If any portion of the aggregate insurance retained by the Ceding Company on an individual life reduces or terminates, the Ceding Company will recalculate its retention on any remaining risk(s) inforce on that life with the intent of holding the appropriate retention under each applicable reinsurance agreement.

The retention limit which was in effect at the time that each remaining risk was issued will be used. The Ceding Company will not be required to retain an amount in excess of its regular retention limit for the age, mortality rating, and risk classification at the time of issue for any policy. The Ceding Company will first recalculate the retention on the policy(ies) having the same mortality rating as the terminated policy(ies). Order of recalculation will secondarily be determined by policy effective date, oldest first.

D.  Multiple Reinsurers

If a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk.

E.  Termination

If the policy for a risk reinsured under this Agreement is terminated, the reinsurance for the risk involved will be terminated on the effective date of termination.

F.  Mortality Rating

On Facultative Reinsurance, if the Ceding Company wishes to reduce the mortality rating, this reduction will be subject to the Reinsurer's approval. On Automatic Reinsurance, if the Ceding Company wishes to reduce the mortality rating, the Reinsurer will accept this reduction.

                                   ARTICLE X
                             INCREASE IN RETENTION

A.  If the Ceding Company should increase the retention limits as listed in
Exhibit II, prompt written notice of the increase must be given to the Reinsurer.

B. In the event of an increase in retention, the Ceding Company will have the option of recapturing the reinsurance up to the increased retention under this Agreement. The Ceding Company may exercise its option to recapture by giving written notice to the Reinsurer within (90) ninety days after the effective date of the increase.

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C.  If the Ceding Company exercises its option to recapture, then:

       1. The Ceding Company must reduce the reinsurance on each individual life on which the Ceding Company retained the maximum retention limit for the age and mortality rating that was in effect at the time the reinsurance was ceded to the Reinsurer.

       2.   No recapture will be made to reinsurance on an individual life if
            (a) the Ceding Company retained a special retention limit less than the maximum retention limit for the age and mortality rating in effect at the time the reinsurance was ceded to the Reinsurer, or if
            (b) the Ceding Company did not retain insurance on the life.

       3. The Ceding Company must increase its total amount of insurance on the individual life up to the new retention limit by reducing the reinsurance. If an individual life is shared by more than one reinsurer, the Reinsurer's percentage of the reduced reinsurance will be the same as the initial reinsurance on the individual risk.

       4. The reduction in reinsurance will become effective on the next annual premium anniversary after the individual policy has been inforce for at least ten (10) years.

       5. If more than one policy per life is eligible for recapture, then the eligible policies may be recaptured beginning with the policy with the earliest issue date and continuing in chronological order according to the remaining policies' issue dates.

                                   ARTICLE XI
                                 REINSTATEMENT

If an insurance policy lapses for nonpayment of premium and is reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.  Automatic Cases

The Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance charges under the policy. When the policy is reinstated by the Ceding Company, the reinsurance will be automatically reinstated.

B.  Facultative Cases

If the Ceding Company requires reinstatement evidence of insurability, the Ceding Company will submit it to the Reinsurer for approval. In such cases, the Reinsurer's approval is required for the reinsurance to be reinstated. Upon the Reinsurer's approval, the Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance premium under the policy.

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C.  Nonforfeiture Reinsurance Termination

If the Ceding Company has been requested to reinstate a policy that was reinsured while on extended term or reduced paid-up, then such reinsurance will terminate and either automatic or facultative reinstatement procedures will be followed as outlined above in this Article.

                                  ARTICLE XII
                                    EXPENSES

The Ceding Company must pay the expense of all medical examinations, inspection fees and other charges in connection with the issuance of the insurance.

                                  ARTICLE XIII
                                     CLAIMS

A.  Liability

If the Ceding Company is liable for insurance benefits on a policy reinsured under this Agreement, the Reinsurer shall be liable for its portion of the reinsurance on that policy, as described in Schedule B. All reinsurance claim settlements will be subject to the terms and conditions of the particular contract and statutory requirements under which the Ceding Company is liable.

B.  Notification

When the Ceding Company is advised of a claim, the Reinsurer must be notified promptly.

C.  Claim Payment

If a claim is made under insurance reinsured under this Agreement, the Reinsurer will abide by the issue as it is settled by the Ceding Company. Copies of proofs or other written matters relating to any claim reimbursements under this Agreement shall be furnished to the Reinsurer upon written request. The Reinsurer will pay the Ceding Company the reinsurance proceeds within (15) fifteen days of final notification of the Ceding Company making the settlement of the policy proceeds. The Ceding Company will deliver a copy of the proof of death, check copy or proof of payment, and the claimant's statement to the Reinsurer.

       1.   Payment of Reinsurance Proceeds

            Payment of life reinsurance proceeds will be made in a single sum regardless of the Ceding Company's mode of settlement with the payee.

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       2.   Recapture

            If the Reinsurer is delinquent, (60) sixty days past due, on an undisputed net amount due to the Ceding Company, the Ceding Company has the right to recapture.

D.  Contested Claims

The Ceding Company must promptly notify the Reinsurer of any intent to contest a claim reinsured under this Agreement or to assert defenses, and if the Ceding Company's contest of such insurance results in the increase or reduction of liability, the Reinsurer will share in this increase or reduction. The Reinsurer's share of the increase or decrease shall be proportional to their share of the Total Net Amount at Risk, as defined in Schedule B, on the date of the death of the last insured.

If the Reinsurer should decline to participate in the contest or assertion of defenses, the Reinsurer will then release all of its liability by paying the Ceding Company the full amount of reinsurance and not sharing in any subsequent increase or reduction in liability.

The Ceding Company shall operate in good faith and adjudicate claims to policies reinsured under this Agreement as if there were not reinsurance. The Ceding Company's decision to pay a claim in accordance with their contractual liability is binding on the Reinsurer.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or reduced because of misstatement of age or sex established after the death of the insured, the Reinsurer will share with the Ceding Company in this increase or reduction.

F.  Routine Expenses

The Ceding Company will pay the routine expenses incurred in connection with settling claims. These expenses may include compensation of agent and employees and the cost of routine investigations.

G.  Non-Routine Expenses

The Reinsurer will share with the Ceding Company all expenses that are not routine. Expenses that are not routine are those directly incurred in connection with the contest or the possibility of a contest of a claim or the assertion of defenses, including legal expenses. The expenses will be shared in proportion to the Total Net Amount at Risk, as defined in Schedule B, for the Ceding Company and the Reinsurer. However, if the Reinsurer has released the liability under Section D of this Article, the Reinsurer will not share in any expenses incurred after the date of the Reinsurer's release.

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H.  Return of Premium for Misrepresentations and Suicides

If a misrepresentation on an application or a death of an insured risk by suicide results in the Ceding Company returning the policy premiums to the policy owner rather than paying the policy benefits, the Reinsurer will refund all of the reinsurance premiums it received on that policy to the Ceding Company. This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on that policy under this Agreement.

I.  Contestable Period

If during the contestable period, Ceding Company is notified of the death of the insured, the Ceding Company will investigate the case.

                                  ARTICLE XIV
                           EXTRA-CONTRACTUAL DAMAGES

Except as provided in the next sentence, this Agreement shall not apply to, and the Reinsurer shall not participate in, Extra Contractual Obligations including but not limited to punitive and/or compensatory damages and/or statutory penalties awarded against the Ceding Company in connection with a specific claim related to a policy covered under this Agreement. Only in those instances in which (i) the Reinsurer received advance notice of the Ceding Company's intention to deny a claim for Benefits under a Policy, (ii) the Reinsurer in writing concurred in advance with the decision to deny the claim, and (iii) the denial of the claim was the basis for Extra Contractual Obligations, shall the Reinsurer reimburse the Ceding Company for the Reinsurer's pro rata portion of such Extra Contractual Obligations paid by the Ceding Company. Any liability insurance or other insurance of the Ceding Company covering such Extra Contractual Obligations shall inure to the benefit of the Reinsurer in proportion to the Reinsurer's share of the Total Net Amount at Risk (as defined in Schedule B).

                                   ARTICLE XV
                             INSPECTION OF RECORDS

Each party or their authorized representatives will have the right, at any reasonable time and upon reasonable notice, to inspect the other party's books and documents that relate to reinsurance under this Agreement.

                                  ARTICLE XVI
                                    DAC TAX
                        SECTION 1.848-2(G) (8) ELECTION

A. The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations") issued under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code") whereby:

       (i) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this

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            Agreement without regard to the general deductions limitation of
            Code section 848(c)(1); and

       (ii) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

B. As used in this Article XVI, the terms "net positive consideration", "specified policy acquisition expenses" and "general deductions limitation" are defined by reference to Treasury Regulations Section 1.848-2 and Code Section 848 as of November 1, 2002.

C. The method and timing of the exchange of this information shall be as follows:

       (i) The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year.

       (ii) The Reinsurer shall, in turn, complete the schedule by indicating acceptance of the Ceding Company's calculation of net consideration or shall note in writing any discrepancies. The Reinsurer shall return the completed schedule to the Ceding Company by June 1 of each year.

       (iii) If there are any discrepancies between the Ceding Company's and the Reinsurer's calculation of net consideration, the parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both parties by July 1 of each year.

       (iv) Each party shall attach the final schedule to their respective U.S. federal income tax returns for each taxable year in which consideration is transferred under this Agreement. The schedule shall identify this Agreement and restate the election described in this Article XVI and shall be signed by both parties.

D. This DAC Tax Election shall be effective on the effective date of this Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under either the provisions of Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

F. Should the Reinsurer breach the representation and warranty of tax status set forth in this Article of this Agreement, the Reinsurer agrees to indemnify and hold the Ceding Company, its directors, officers, employees, agents, and shareholders harmless from any liability and all liability, loss, damages, fines, penalties, interest, and reasonable attorney's fees, which the Ceding Company, its directors, officers, employees, agents, and shareholders may sustain by reason of such breach.

                                  ARTICLE XVII
                                   INSOLVENCY

A. Insolvency of the Reinsurer

In the event a formal receivership proceeding is initiated against the Reinsurer by the insurance department of the Reinsurer's domiciliary state, and if after the commencement of such receivership proceeding the Reinsurer defaults as to its obligation to pay claims hereunder (as described below), the Ceding Company shall have the right to recapture the Reinsurer's part of all of the Policies by providing the Reinsurer with advance written notice stating the recapture date, provided that the Reinsurer continues to be in default on the date such notice is received by the Reinsurer. If the Reinsurer is no longer in default on the date such notice is received by the Reinsurer, then the recapture intended by such notice shall not be effective.

This Agreement shall not apply to claims Incurred on and after the recapture date.

For the purpose of this Article, the Reinsurer shall be considered in default when:

       1. properly payable undisputed claims are not timely paid by the Reinsurer pursuant to the terms of this Agreement; and

       2. the Ceding Company has provided written notice to the Reinsurer, describing such unpaid claims; and

       3. within thirty (30) calendar days of receiving such notice, the Reinsurer has not made payment to the Ceding Company for such claims.

B. Insolvency of the Ceding Company

If the Ceding Company should become insolvent, as determined by the Regulatory Agency responsible for such determination, all reinsurance under this Agreement covering risks ceded by the Ceding Company will be payable by the Reinsurer directly to the Ceding Company's liquidator, receiver or statutory successor, on the basis of the liability of the Ceding Company under the policy or policies reinsured and without diminution because of the insolvency of the Ceding Company. However, in the event of such insolvency, the liquidator, receiver, or statutory successor will give written notice of a pending claim against the Ceding Company on the reinsured policy. It will do so within a reasonable time after the claim is filed in the insolvency proceedings. During the pendency of such a claim, the Reinsurer may investigate the claim and may, at its own expense, interpose any defense or defenses which it may deem available to the Ceding Company, its liquidator, receiver, or statutory successor, in the proceedings where the claim is to be adjudicated.

The expense thus incurred by the Reinsurer will be chargeable against the Ceding Company, subject to court approval, as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to the claim, the expense will be apportioned in accord with the terms of the reinsurance agreement as though the expense had been incurred by the Ceding Company.

                                 ARTICLE XVIII
                                     OFFSET

Any undisputed debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement, shall be offset, and only the balance shall be allowed or paid. In the event the Ceding Company becomes insolvent, offsets shall be allowed in accordance with applicable law.

                                  ARTICLE XIX
                                  ARBITRATION

The Ceding Company and the Reinsurer mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practice of the insurance and reinsurance industry. While both the Ceding Company and the Reinsurer agree to act in good faith in its dealings with each other, it is understood and recognized that situations may arise in which they cannot reach an agreement.

In the event that any dispute cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

Within (10) ten days after one of the parties has given the other the first written notification of the specific dispute, each of the parties will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the officers cannot resolve the dispute within (30) thirty days of their first meeting, both parties agree that they will submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional (30) thirty days.

No later than (15) fifteen days after the final negotiation meeting, the officers taking part in the negotiation will give both the Ceding Company and the Reinsurer written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

An arbitration panel consisting of (3) three past or present officers of life insurance or life reinsurance companies not affiliated with either of the parties in any way will settle the dispute. Each party will appoint one arbitrator and the two will select a third. If the two arbitrators cannot agree on the choice of a third within (30) thirty days following their appointment, each arbitrator shall nominate three candidates within (10) ten days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

The Ceding Company and the Reinsurer shall bear the expense of its own arbitrator and shall jointly bear with the other the expense of the third arbitrator. In the absence of a decision to the contrary by the arbitration panel, the Ceding Company and the Reinsurer shall jointly share in all other costs of the arbitration.

The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of ARIAS-US, which are in effect at the time the arbitration begins.

The arbitration will take place in Hartford, Connecticut unless the parties mutually agree otherwise.

Within (60) sixty days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both the Ceding Company and the Reinsurer and there will be no further appeal.

The parties may mutually agree to extend any of the negotiation or arbitration periods shown in this Article.

Unless otherwise decided by the arbitrators, the parties will share in their proportion of all expenses resulting from the arbitration, including the fees and expenses for the arbitrators, except that each party will be responsible for its own attorneys' fees.

                                   ARTICLE XX
                                  TERMINATION

A. The Ceding Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving (90) ninety days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the (90) ninety-day period. In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties becomes insolvent as described in Article XVII.

B. During the (90) ninety-day period, this Agreement will continue to be in force between the terminating parties.

C. After termination, the terminating parties shall remain liable under the terms of this Agreement for all Automatic and Facultative Reinsurance that becomes effective prior to termination of this Agreement. After termination, the Reinsurer shall be liable for all Automatic and Facultative Reinsurance that has an application date on or before the effective date of the termination.

                                  ARTICLE XXI
                               GENERAL PROVISIONS

A.  Entire Contract

This Agreement with any attached Schedules and Exhibits shall constitute the entire contract between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B.  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the amendment.

C.  Severability

In the event that any provision or term of this Agreement shall be held by any court, arbitrator, or administrative agency to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect, but only to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if any provision or term is held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out the original intent of the parties.

D.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

E.  Non-Waiver

No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

D.  Governing Law

This Agreement shall be governed by the laws of the state of Connecticut.

E.  Assignment

Neither party may assign any of its rights, duties or obligations under this Agreement , without the prior written consent of the other party.

F.  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

G.  Force Majeure

Neither party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "force majeure." As used herein, the term "Force Majeure," means an event, explosion, action of the elements, strike or other labor relations problem, restriction or restraint imposed by law, rule or regulation of any public authority, whether federal, state or local, and whether civil or military, act of any military authority, interruption of transportation facilities or any other cause which is beyond the reasonable control of such party and which by the exercise of reasonable diligence such party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

H.  No Limitation on Disclosure of Tax Treatment

Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each party to this Agreement (and each employee, representative, or other agent of such party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction (the "Tax Transaction"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to the Tax Treatment. The permission to disclose the Tax Treatment is limited to any facts relevant to the U.S. federal income Tax Treatment and does not include information relating to the identity of the parties.

                                  ARTICLE XXII
                                CONFIDENTIALITY

As used herein, "Confidential Information" means all of our confidential, proprietary, or trade secret information, including, but not limited to, all information on the Ceding Company's customers and claimants and other information the Ceding Company discloses to the Reinsurer. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a party or its Representatives; (ii) was available on a non-confidential basis from a source other than the parties hereto or their Representatives, provided that such source is not and was not bound by a confidentiality agreement with a party hereto; or (iii) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.

The Reinsurer shall maintain the confidentiality of the Confidential Information, shall use it only for purposes for which it was disclosed and shall not disclose it to any other person except to employees, agents, and other persons who need to know such Confidential Information to carry out the purposes for which it was disclosed and who agree to maintain the confidentiality of the information provided herein.

                                 ARTICLE XXIII
                           NOTICES AND COMMUNICATIONS

All notices and communications under this treaty should be sent to:

Individual Life Product Financial Analysis
Hartford Life
200 Hopmeadow St.
Simsbury, CT 06089

With copies to:

Chief Actuary
Hartford Life
200 Hopmeadow St.
Simsbury, CT 06089

General Counsel
Hartford Life
200 Hopmeadow St.
Simsbury, CT 06089

Notices are deemed received when delivered.

                                  ARTICLE XXIV
                                 EFFECTIVE DATE

The provisions of this Agreement shall be effective with respect to policies issued on or after November 1, 2002 for facultative business and December 1, 2002 for automatic business.

                                  ARTICLE XXV
                                   EXECUTION

EMPLOYERS REASSURANCE CORPORATION

By:    /s/ [ILLEGIBLE]                   Attest: /s/ Sally Warrell
       --------------------------------         --------------------------------
Title: Vice President & Actuary          Title: Treaty Specialist
Date:  Dec 22, 2004                      Date:  Dec. 22, 2004

HARTFORD LIFE INSURANCE COMPANY

By     /s/ Thomas P. Kalmbach            Attest: /s/ Michael J. Roscoe
       --------------------------------         --------------------------------
       Thomas P. Kalmbach                       Michael J. Roscoe
       Assistant Vice President                 Vice President
Date:  12/28/2004                        Date:  12/28/2004

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS                          Individual life insurance issued by
                                          the Ceding Company

UPSCALE PRODUCTS                                          RIDERS
--------------------------------------------------------------------------------
Stag Protector Variable Universal Life    Other Covered Insured
Stag Variable Life Accumulator            Term Rider (base or other insured)
Stag Universal Life                       ADB Benefit (not reinsured)
SPVL (Fully underwritten only)            Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)           Waiver of Monthly Deduction
One Year Term                             Waiver of Specified Amount
Whole Life with Current Interest Life     Enhanced No Lapse Guarantee Rider
Insurance Policy                          Estate Tax Repeal Benefit Rider
                                          Level Compensation Endorsement
                                          Children's Life Insurance Rider
                                          Maturity Date Extension
                                          Guaranteed COI Benefit Rider
                                          Mortality and Expense Risk Rates Rider

MIDDLE AMERICA PRODUCTS                                   RIDERS
--------------------------------------------------------------------------------
LBSI UL                                   Term Rider (base or other insured)
Life Solutions I UL                       Waiver of Premium Riders
Life Solutions II UL                      Waiver of Monthly Deduction Riders
20 Year Term                              Additional Purchase Option Rider
                                          Disability Income Rider

WOODBURY PRODUCTS
--------------------------------------------------------------------------------
Hartford Stag Wall Street Variable        Term Rider
Universal Life
                                          ADB (not reinsured)
                                          Waiver of Monthly Deduction
                                          Waiver of Specified Amount
                                          Cost of Living Adjustment Rider
                                          Child Rider
                                          Accelerated Benefit Rider
                                          Specify Monthly Deductions
                                          Enhanced No Lapse Guarantee

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Children's Life Insurance Rider: Provides additional term coverage for a child

Waiver of Premium Riders: Waives premium requirement if insured is disabled

Additional Purchase Option Rider: Provides additional term coverage

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a life time option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first 10 policy years. On each policy anniversary, we declare a cost of insurance rate for a single policy year. This policy year is the policy year 9 years from the then current policy anniversary. Thus the rider provides that on any policy anniversary, cost of insurance rates over the next 10 years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions : This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

                                   SCHEDULE B
                              BASIS OF REINSURANCE

REINSURANCE POOL SHARE:
[Redacted]

LEAD REINSURER:
[Redacted]

AUTOMATIC REINSURANCE
The Ceding Company will retain its available retention on each risk as referenced in Exhibit II. The Reinsurance Pool Share of the remainder will be ceded to the Reinsurer for reinsurance.

FACULTATIVE REINSURANCE
The Reinsurer will accept X% (as determined at issue) of the risk.

NET AMOUNT AT RISK DEFINITION:
[Redacted]

MINIMUM REINSURANCE CESSION:
[Redacted]

FACULTATIVE OBLIGATORY:
The Reinsurer shall provide the following Facultative Obligatory capacity:
[Redacted]

                      SCHEDULE C: FOREIGN NATIONAL PROGRAM

The Reinsurer and Ceding Company agree that the Ceding Company's Foreign National business will be reinsured under the terms of this Agreement except for the following differences:

TYPE OF REINSURANCE
[Redacted]

Individual life policies under this program will be on a first dollar quota share basis

FOREIGN NATIONAL REINSURANCE POOL SHARE
[Redacted]

CEDING COMPANY'S RETENTION
[Redacted]

FOREIGN NATIONAL AUTOMATIC POOL BINDING LIMIT (EXCLUDES RETENTION) For issue ages through 75 and Table D:
[Redacted]

UNDERWRITING GUIDELINES
[Redacted]

                                   SCHEDULE C
                            FOREIGN NATIONAL PROGRAM

                                   [Redacted]

                                   SCHEDULE D
                          TABLE 2 TO STANDARD PROGRAM

Although the Reinsurer is not participating, the Reinsurer agrees that the Ceding Company will be allowed to participate in a Table 2 to Standard Program as outlined below.

ELIGIBILITY REQUIREMENTS
[Redacted]

ALLOCATION OF CASES AMONG THE REINSURER, THE CEDING COMPANY'S RETENTION, AND THE POOL
[Redacted]

                                   SCHEDULE D
                          TABLE 2 TO STANDARD PROGRAM

REINSURANCE RATES
[Redacted]

ELIGIBLE PRODUCTS:
LBSI
Life Solutions I UL
Life Solutions II UL
20 Year Term
Hartford Stag Wall Street Variable Universal Life

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION

1.  REINSURANCE PREMIUM

Annual YRT Reinsurance Premium

2.  PREMIUM TAX

Premium tax will not be reimbursed.

3.  FLAT EXTRA ALLOWANCES

[Redacted]

4.  RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. Our retention on both types of waivers is proportional to our retention on the death benefit.

                                   EXHIBIT II
          SINGLE LIFE RETENTION, BINDING, AND TOTAL POOL ISSUE LIMITS
           (APPLICABLE TO TOTAL POOL FOR SINGLE LIFE POOL BUSINESS --
                        NOT LS, CUSTOM TERM, & STAG UL+)
                           EFFECTIVE NOVEMBER 1, 2002

RETENTION LIMIT
[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
[Redacted]

AUTOMATIC PROCESSING LIMIT (INCLUDES RETENTION)
[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
[Redacted]

FACULTATIVE OBLIGATORY AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
[Redacted]

JUMBO LIMIT
[Redacted]

                                  EXHIBIT III

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached.
These rates are used for both Automatic, Facultative Obligatory, and Facultative policies.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:
                                   [Redacted]
                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
             Whole Life with Current Interest Life Insurance Policy
               Hartford Stag Wall Street Variable Universal Life

                     PRODUCTS USING UNI-CLASS RATE TABLES:
                                   [Redacted]
                                    LBSI UL
                              Life Solutions I UL
                              Life Solutions II UL
                                  20 Year Term
                                    ART (CW)
                             5 & 10 Year Term (NY)
                                      SPVL

                                  AMENDMENT 1
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                       EMPLOYERS REASSURANCE CORPORATION

                                 ("REINSURER")

                                    RECITALS

WHEREAS, Reinsurer currently reinsures Ceding Company's plans or policies under the above referenced reinsurance agreement ("Agreement"); and

WHEREAS, Ceding Company and Reinsurer wish to amend the Agreement to reflect the inclusion of the Foreign Travel Exclusion Rider on Schedule A.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, Ceding Company and Reinsurer hereby agree to amend the Agreement as follows:

1. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

Single Life Treaty -- Effective 11/01/2002 Fac
Between HLIC and ERC
Amendment #1 -- Effective 11/01/2002 Fac

In witness of the foregoing, Ceding Company and Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of November 1, 2002 for Facultative business and December 1, 2002 for Automatic business.

EMPLOYERS REASSURANCE CORPORATION

By:     /s/ Robert M. Clifford          Attest: /s/ Richard McWilliams
        ------------------------------          ------------------------------
Name:   Robert M. Clifford              Name:   Richard McWilliams
Title:  Vice President ERAC             Title:  Treaty Specialist
Date:   01-13-2011                      Date:   01-13-2011

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ [ILLEGIBLE]                 Attest: /s/ Michael Roscoe
        ------------------------------          ------------------------------
Name:   [ILLEGIBLE]                     Name:   Michael Roscoe, FSA, MAAA
Title:  Assistant Vice President &      Title:  Senior Vice President
        Actuary                                 Individual Life Product
                                                Management
Date:   2/14/2011                       Date:   2/21/2011

Single Life Treaty -- Effective 11/01/2002 Fac
Between HLIC and ERC
Amendment #1 -- Effective 11/01/2002 Fac

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS           Individual life insurance issued by the Ceding
                           Company

UPSCALE PRODUCTS                                                              RIDERS
-----------------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life           Other Covered Insured
Stag Variable Life Accumulator                   Term Rider (base or other insured)
Stag Universal Life                              Accidental Death Benefit Rider (ADB) Rider (not reinsur
SPVL (Fully underwritten only)                   Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                  Waiver of Monthly Deduction
One Year Term                                    Waiver of Specified Amount
Whole Life with Current Interest Life            Enhanced No Lapse Guarantee Rider
Insurance Policy                                 Estate Tax Repeal Benefit Rider
                                                 Level Compensation Endorsement
                                                 Children's Life Insurance Rider
                                                 Maturity Date Extension
                                                 Guaranteed COI Benefit Rider
                                                 Mortality and Expense Risk Rates Rider
                                                 Foreign Travel Exclusion Rider

MIDDLE AMERICA PRODUCTS                                                       RIDERS
-----------------------------------------------------------------------------------------------------------------
LBSI UL                                          Term Rider (base or other insured)
Life Solutions I UL                              Waiver of Premium Riders
Life Solutions II UL                             Waiver of Monthly Deduction Riders
20 Year Term                                     Additional Purchase Option Rider
                                                 Disability Income Rider

WOODBURY PRODUCTS
-----------------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable Universal     Term Rider
Life
                                                 Accidental Death Benefit (ADB) Rider (not reinsured)
                                                 Waiver of Monthly Deduction
                                                 Waiver of Specified Amount
                                                 Cost of Living Adjustment Rider
                                                 Child Rider
                                                 Accelerated Benefit Rider
                                                 Specify Monthly Deductions
                                                 Enhanced No Lapse Guarantee

Single Life Treaty -- Effective 11/01/2002 Fac
Between HLIC and ERC
Amendment #1 -- Effective 11/01/2002 Fac

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage.

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled.

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled.

Waiver of Specified Amount: Waives specified amount if insured is disabled.

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Waiver of Premium Riders: Waives premium requirement if insured is disabled.

Additional Purchase Option Rider: Provides additional term coverage.

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND FOR WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawls are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by age.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and we receive a request for this benefit amount from the policyholder.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years.

Single Life Treaty -- Effective 11/01/2002 Fac
Between HLIC and ERC
Amendment #1 -- Effective 11/01/2002 Fac

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is reduced to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first ten policy years. On each policy anniversary, a cost of insurance rate for a single policy year is determined. This policy year is the policy year nine years from the then current policy anniversary. Thus, the rider provides that on any policy anniversary, cost of insurance rates over the next ten years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for policy years greater than and equal to 21.

Foreign Travel Exclusion Rider: The rider provides that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Schedule A Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life Treaty -- Effective 11/01/2002 Fac
Between HLIC and ERC
Amendment #1 -- Effective 11/01/2002 Fac

                                   SCHEDULE A
                         FOREIGN TRAVEL EXCLUSION RIDER
                            UNDERWRITING GUIDELINES

                                   [Redacted]

Single Life Treaty -- Effective 11/01/2002 Fac
Between HLIC and ERC
Amendment #1 -- Effective 11/01/2002 Fac

                                   SCHEDULE A
                         FOREIGN TRAVEL EXCLUSION RIDER
                      LIST OF COUNTRIES AND JURISDICTIONS

LIST OF COUNTRIES AND JURISDICTIONS ELIGIBLE FOR TRAVEL UNDER THE FOREIGN TRAVEL EXCLUSION RIDER

[Redacted]

Single Life Treaty -- Effective 11/01/2002 Fac
Between HLIC and ERC
Amendment #1 -- Effective 11/01/2002 Fac

                               AMENDMENT NUMBER 2

This Amendment is made by and between HARTFORD LIFE INSURANCE COMPANY (referred to as the Ceding Company) and EMPLOYERS REASSURANCE CORPORATION (referred to as the Reinsurer). It is attached to and becomes a part of the Automatic Yearly Renewable Term Reinsurance Agreement Effective December 1, 2002 (Auto) November 1, 2002 (Fac) (referred to as the Reinsurance Agreement).

1. Effective July 21, 2003, the parties hereby agree to amend or modify the Agreement, by amending Article II, Section A, Part 3 to reflect the change in the requirements for automatic reinsurance, for policies issued on or after the effective date of this Reinsurance Agreement. The parties agree to remove
Article II, Section A, Part 3 in its entirety and replace it with the attached
Article II, Section A, Part 3 effective July 21, 2003.

2. This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of July 21, 2003.

EMPLOYERS REASSURANCE CORPORATION

By     /s/ Sara J. Murphy                Attest /s/ Sally Worrell
       --------------------------------         --------------------------------
Title  US life Leader                    Title  Treaty Leader
Date   9/26/08                           Date   9/26/2008

HARTFORD LIFE INSURANCE COMPANY

By     /s/ Mike Roscoe                   Attest /s/ Thomas P. Kalmbach
       --------------------------------         --------------------------------
       Mike Roscoe, FSA, MAAA                   Thomas P. Kalmbach, FSA, MAAA
       Vice President                           Assistant Vice President
       Individual Life Product                  Individual Life Product
       Development                              Development
Date   10/16/2008                        Date   10/16/2008

Single Life 12/01/2002 -- Amendment 2
Between HLIC and ERAC

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below, or on a facultative basis, subject to the requirements set forth in Section B below, or on a facultative obligatory basis, subject to the requirements set forth in Section C below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A  Requirements for Automatic Reinsurance

For risks which meet the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

1. The individual risk must be a resident of the United States or Canada at the time of application with the exception of the Foreign National Program as specified in Schedule C.

2. The individual risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. Any risk falling into the category of special underwriting programs will be excluded from this Agreement unless previously agreed to by the Reinsurer via a written amendment.

3. Any new policy on the life of an insured who was previously submitted to the Reinsurer on a facultative basis will qualify for Automatic Reinsurance if at least 3 years have elapsed since the previous policy was submitted on a facultative basis by the Ceding Company to the Reinsurer or any other current pool reinsurer under this Agreement, unless the original reason for submitting facultatively no longer applies (for example, with Jumbo policies, then the three (3) year rule will not be enforced).

4.  The maximum issue age will be 90.

Single Life 12/01/2002 -- Amendment 2
Between HLIC and ERAC

B  Requirements for Facultative Reinsurance

1. If the requirements for Automatic Reinsurance are met, but the Ceding Company prefers to apply for Facultative Reinsurance with the Reinsurer, or if the requirements for Automatic Reinsurance are not met and the Ceding Company applies for Facultative Reinsurance with the Reinsurer, then the Ceding Company must submit to the Reinsurer all the papers, facsimiles, or sufficient evidence agreed upon between the Ceding Company and the Reinsurer relating to the insurability of the individual life for Facultative Reinsurance.

2. For applications for Facultative Reinsurance, the Ceding Company will send copies of all of the papers or facsimiles relating to the insurability of the individual risk to the Reinsurer. After the Reinsurer has examined the request, the Reinsurer will promptly notify the Ceding Company of the underwriting offer subject to additional requirements or the final underwriting offer. The final underwriting offer on the individual risk will automatically terminate upon the earlier of the withdrawal of the application or 120 days from the date of the final offer, unless coverage is accepted or put in place earlier.

3. Notwithstanding the above, if the requirements for Automatic Reinsurance are met except that the face amount of reinsurance applied for is greater than the Automatic Issue Limit, but does not exceed the Automatic Processing Limit, then the Ceding Company will submit to the Lead Reinsurer (as designated in Schedule
B) all papers relating to the insurability of the individual risk. The Lead Reinsurer shall review the papers to determine if the risk should be reinsured by the pool, and, if so, on what basis. The Lead Reinsurer shall provide the Ceding Company with a response within 24 hours of receipt of the papers. Approval of the Lead Reinsurer shall be binding on all other pool members. This process shall be known as Automatic Processing and subject to the limitations in
Exhibit II.

C  Requirements for Facultative Obligatory Reinsurance

The Reinsurer agrees to a facultative obligatory arrangement whereby the Ceding Company may cede a risk to the Reinsurer and the Reinsurer agrees to accept the risk using the Ceding Company's underwriting evaluation, subject to the following conditions:

1. The requirements for Automatic Reinsurance specified in Article II must be met with one exception. This exception is that the total amount of insurance issued and applied for in all companies on each risk has exceeded the Jumbo Limits set forth in Exhibit II.

2. The arrangement is available on all policy forms covered under this Reinsurance Agreement.

Single Life 12/01/2002 -- Amendment 2
Between HLIC and ERAC

3. The ceded risk is subject to the Facultative Obligatory Automatic Binding Limits and the Facultative Obligatory Automatic Issue Limits, as stated in
Exhibit II. However, to the extent that the Reinsurer has already filled its available capacity on the risk, the Reinsurer may reduce the provided capacity by notifying the Ceding Company. In addition, the Reinsurer may choose to provide Facultative Obligatory capacity greater than as specified in Schedule B.

4.  The Reinsurer will have a reasonable amount of time, but not to exceed two
(2) business days, to respond to the Ceding Company's request for Facultative Obligatory risk.

D  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

E  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

Single Life 12/01/2002 -- Amendment 2
Between HLIC and ERAC

                        AMENDED AND RESTATED AMENDMENT 3

                           EFFECTIVE DECEMBER 1, 2003

                                     TO THE

                             REINSURANCE AGREEMENT
                       EFFECTIVE DECEMBER 1, 2002 (AUTO)
                        EFFECTIVE NOVEMBER 1, 2002 (FAC)

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY

                               ("CEDING COMPANY")

                                      AND

                       EMPLOYERS REASSURANCE CORPORATION

                                 ("AGREEMENT")

                                    RECITALS

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the above referenced reinsurance agreement "Agreement"; and

WHEREAS, the Ceding Company and the Reinsurer entered into Amendment 3 to add the following Products and Riders to be reinsured:

       - Stag Variable Life Accumulator II, Stag Protector Variable Universal Life II, Policy Continuation Rider.

WHEREAS, Schedule A in the original Amendment 3 did not include the Foreign Travel Exclusion Underwriting Guidelines or the Foreign Travel Exclusion Rider List of Countries and Jurisdictions; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend and restate Amendment 3 to include the Foreign Travel Exclusion Underwriting Guidelines and the Foreign Travel Exclusion Rider List of Countries and Jurisdictions which were effective November 1, 2002 (Fac) and December 1, 2002 (Auto).

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree to amend the Agreement as follows:

1.  The above recitals are true and accurate and incorporated herein.

Single Life Treaty -- Effective 12/1/2002 (Auto) / 11/01/2002 (Fac) Between HLIC and ERC
Amendment #3 -- Effective 12/1/2003

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

In witness of the foregoing, Ceding Company and Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of December 1, 2003.

EMPLOYERS REASSURANCE CORPORATION

By:     /s/ Robert M. Clifford          Attest: /s/ Richard McWilliams
        ------------------------------          ------------------------------
Name:   Robert M. Clifford              Name:   Richard McWilliams
Title:  Vice President ERAC             Title:  Treaty Specialist
Date:   3-3-2011                        Date:   3/3/2011

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ [ILLEGIBLE]                 Attest: /s/ Michael Roscoe
        ------------------------------          ------------------------------
Name:   [ILLEGIBLE]                     Name:   Michael Roscoe, FSA, MAAA
Title:  Assistant Vice President &      Title:  Senior Vice President
        Actuary                                 Individual Life Product
                                                Management
Date:   2/14/2011                       Date:   2/21/2011

Single Life Treaty -- Effective 12/1/2002 (Auto) / 11/01/2002 (Fac) Between HLIC and ERC
Amendment #3 -- Effective 12/1/2003

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE DECEMBER 1, 2003

TYPE OF BUSINESS     Individual life insurance issued by the Ceding Company

UPSCALE PRODUCTS                                 RIDERS
-----------------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life           Other Covered Insured
Stag Variable Life Accumulator                   Term Rider (base or other insured)
Stag Universal Life                              Accidental Death Benefit Rider (ADB) Rider (not reinsured)
SPVL (Fully underwritten only)                   Deduction Amount Waiver Rider
ART (CW), 5 & 10 Year Term (NY)                  Waiver of Monthly Deduction
One Year Term                                    Waiver of Specified Amount
Whole Life with Current Interest Life            Enhanced No Lapse Guarantee Rider
Stag Protector Variable Universal Life II        Estate Tax Repeal Benefit Rider
Stag Variable Life Accumulator II                Level Compensation Endorsement
                                                 Children's Life Insurance Rider
                                                 Maturity Date Extension
                                                 Guaranteed COI Benefit Rider
                                                 Mortality and Expense Risk Rates Rider
                                                 Foreign Travel Exclusion Rider
                                                 Policy Continuation Rider

MIDDLE AMERICA PRODUCTS                          RIDERS
-----------------------------------------------------------------------------------------------------------------
LBSI UL                                          Term Rider (base or other insured)
Life Solutions I UL                              Waiver of Premium Riders
Life Solutions II UL                             Waiver of Monthly Deduction Riders
20 Year Term                                     Additional Purchase Option Rider
                                                 Disability Income Rider

WOODBURY PRODUCTS
-----------------------------------------------------------------------------------------------------------------
Hartford Stag Wall Street Variable               Term Rider
Universal Life                                   Accidental Death Benefit (ADB) Rider (not reinsured)
                                                 Waiver of Monthly Deduction
                                                 Waiver of Specified Amount
                                                 Cost of Living Adjustment Rider
                                                 Child Rider
                                                 Accelerated Benefit Rider
                                                 Specify Monthly Deductions
                                                 Enhanced No Lapse Guarantee

Single Life Treaty -- Effective 12/1/2002 (Auto) / 11/01/2002 (Fac) Between HLIC and ERC
Amendment #3 -- Effective 12/1/2003

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage.

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled.

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled.

Waiver of Specified Amount: Waives specified amount if insured is disabled.

Children's Life Insurance Rider: Provides additional term coverage for a child. No separate reinsurance benefits are associated with this rider.

Waiver of Premium Riders: Waives premium requirement if insured is disabled.

Additional Purchase Option Rider: Provides additional term coverage.

Cost of Living Adjustment Rider: This rider is available at issue only for nonsubstandard issue ages 0 to 60. The rider allows for face amount increases without underwriting biannually based on the Consumer Price Index with the maximum amount of this increase being $50,000.

RIDERS THAT ALTER THE POLICY AND FOR WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness and less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by age.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and we receive a request for this benefit amount from the policyholder.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years.

Single Life Treaty -- Effective 12/1/2002 (Auto) / 11/01/2002 (Fac) Between HLIC and ERC
Amendment #3 -- Effective 12/1/2003

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is reduced to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Guaranteed COI Benefit Rider: This rider provides guaranteed cost of insurance rates for the first ten policy years. On each policy anniversary, a cost of insurance rate for a single policy year is determined. This policy year is the policy year nine years from the then current policy anniversary. Thus, the rider provides that on any policy anniversary, cost of insurance rates over the next ten years will not exceed those provided by the rider. This rider is currently available in only a few states and on variable life policy forms where the face amount is at least thirty million dollars.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for policy years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue age. This rider is intended to prevent the lapse of highly loaded policies.

Foreign Travel Exclusion Rider: The rider provides that if the insured dies while traveling to, from, or in a country NOT listed on the List of Countries and Jurisdictions (Schedule A Foreign Travel Exclusion Rider Exhibit II), or dies as a direct or indirect result of an illness or injury sustained during such travel, the death benefit proceeds will be limited to the policy's account value, less any outstanding indebtedness.

Single Life Treaty -- Effective 12/1/2002 (Auto) / 11/01/2002 (Fac) Between HLIC and ERC
Amendment #3 -- Effective 12/1/2003

                                   SCHEDULE A
                         FOREIGN TRAVEL EXCLUSION RIDER
                            UNDERWRITING GUIDELINES

                                   [Redacted]

Single Life Treaty -- Effective 12/1/2002 (Auto) / 11/01/2002 (Fac) Between HLIC and ERC
Amendment #3 -- Effective 12/1/2003

                                   SCHEDULE A
                         FOREIGN TRAVEL EXCLUSION RIDER
                      LIST OF COUNTRIES AND JURISDICTIONS

LIST OF COUNTRIES AND JURISDICTIONS ELIGIBLE FOR TRAVEL UNDER THE FOREIGN TRAVEL
                                EXCLUSION RIDER

                                   [Redacted]

Single Life Treaty -- Effective 12/1/2002 (Auto) / 11/01/2002 (Fac) Between HLIC and ERC
Amendment #3 -- Effective 12/1/2003

                               AMENDMENT NUMBER 4

This Amendment is made by and between HARTFORD LIFE INSURANCE COMPANY (referred to as the Ceding Company) and EMPLOYERS REASSURANCE CORPORATION (referred to as the Reinsurer). It is attached to and becomes a part of the Automatic Yearly Renewable Term Reinsurance Agreement Effective December 1, 2002 (Auto) November 1, 2002 (Fac) (referred to as the Reinsurance Agreement).

1. Effective March 1, 2004, the parties hereby agree that the Ceding Company will no longer cede and the Reinsurer will no longer accept reinsurance under this Agreement for policies issued on or after the effective date of this Amendment. Reinsurance that is now in force under this Agreement will continue to be governed by the terms and conditions of the Agreement until the termination or expiration of all such reinsurance.

2. This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2004.

EMPLOYERS REASSURANCE CORPORATION

By     /s/ Michael D. Burnett          Attest /s/ Sally Worrell
       ------------------------------         ------------------------------
Title  President                       Title  Treaty Specialist
Date   12/16/05                        Date   12/16/05

HARTFORD LIFE INSURANCE COMPANY

By     /s/ Mike Roscoe                 Attest /s/ Thomas P. Kalmbach
       ------------------------------         ------------------------------
       Mike Roscoe, FSA, MAAA                 Thomas P. Kalmbach, FSA, MAAA
       Vice President                         Assistant Vice President
       Individual Life Product                Individual Life Product
       Development                            Development
Date   12/19/05                        Date   12/19/2005

Single Life 12/01/2002 -- Amendment 4
Between HLIC and ERAC

                        AUTOMATIC YEARLY RENEWABLE TERM
                             REINSURANCE AGREEMENT

                                    between

                        HARTFORD LIFE INSURANCE COMPANY

                                      and

                       EMPLOYERS REASSURANCE CORPORATION

                        Effective Date: December 1, 2002

                                    ARTICLES

I.            Parties to the Agreement                                         3
II.           Reinsurance Coverage                                             3
III.          Liability                                                        4
IV.           Notification of Reinsurance                                      5
V.            Reinsurance Premiums                                             5
VI.           Reserves                                                         7
VII.          Oversights                                                       7
VIII.         Reductions, Terminations, and Changes                            7
IX.           Increase in Retention                                            9
X.            Reinstatement                                                    9
XI.           Expenses                                                        10
XII.          Claims                                                          10
XII.          Extra-Contractual Damages                                       12
XIV.          Inspection of Records                                           12
XV.           DAC Tax -- Section 1.848-2 (g)(8) Election                      12
XVI.          Insolvency                                                      13
XVII.         Offset                                                          15
XVIII.        Arbitration                                                     15
XIX.          Termination                                                     16
XX.           General Provisions                                              16
XXI.          Confidentiality                                                 18
XXII.         Notices and Communications                                      19
XXIII.        Effective Date                                                  20
XXIV.         Execution                                                       20

                                   SCHEDULES

A.            Plans Covered under This Agreement                              21
B.            Basis of Reinsurance                                            23

                                    EXHIBITS

I.            Reinsurance Premium Calculation                                 24
II.           Retention, Binding, and Issue Limits                            25
III.          Annual per 1000 YRT Reinsurance Rates                           36

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.

                                   ARTICLE I
                            PARTIES TO THE AGREEMENT

This Agreement is between Hartford Life Insurance Company (referred to as the Ceding Company), and Employers Reassurance Corporation (referred to as the Reinsurer).

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured owner or beneficiary of any insurance policy or contract of the Ceding Company. This Agreement will be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

                                   ARTICLE II
                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to insurance issued by the Ceding Company on the Plans of Insurance shown in Schedule A. Such Plans of Insurance shall be reinsured with the Reinsurer on an automatic basis, subject to the requirements set forth in Section A below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

A.  Requirements for Automatic Reinsurance

For risks which meet the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the insurance risks as indicated in Schedule B. The requirements for Automatic Reinsurance are as follows:

1. The individual risk must be a resident of the United States or Canada at the time of application.

2. The individual risk must be underwritten according to the Ceding Company's standard underwriting practices and guidelines. This individual risk will be determined to be a true Table 1,2,3 or 4 based on the Ceding Company's normal underwriting guidelines and will be issued as a Standard Risk.

3. Any risk offered on a facultative basis other than for size by the Ceding Company to the Reinsurer or any other company will not qualify for Automatic Reinsurance under this Agreement for the same risk and same life.

4. The minimum issue age on any risk will be age 5 and the maximum issue age on any risk will be age 75.

B.  Basis of Reinsurance

Reinsurance under this Agreement will be on the basis as stated in Schedule B.

C.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a copy of each policy, rider, rate book, and applicable sales or marketing material that applies to the life insurance reinsured hereunder.

                                  ARTICLE III
                                   LIABILITY

A. The Reinsurer's liability for Automatic Reinsurance will begin simultaneously with the Ceding Company's liability.

B. In no event shall the reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company was not properly licensed.

C. The Reinsurer's liability for reinsurance on the individual risk will terminate when the Ceding Company's liability terminates.

D. The Reinsurer will not be liable for benefits paid under the Ceding Company's conditional receipt or temporary insurance agreement unless all the conditions for the conditional receipt or temporary insurance agreement are met. The Reinsurer's liability under the Ceding Company's conditional receipt or temporary insurance agreement is limited to the lesser of (1) or (2) below:

1.  The Automatic Binding limits with the Reinsurer shown in Exhibit II, or

2. The amount for which the Ceding Company is liable, less its retention shown in Exhibit II

The pre-issue liability applies provided that the Ceding Company has followed its normal cash-with-application procedures for such coverage. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

E. The liability of each pool member shall be separate and not joint with the other pool members.

F. The Reinsurer shall establish reserves on the Reinsurer's portion of the policy on the reserve basis specified in Article VI.

                                   ARTICLE IV
                          NOTIFICATION OF REINSURANCE

A. For Automatic Reinsurance, the Ceding Company will notify the Reinsurer on the monthly statement as described in Article V.

B. When reinsurance is reduced or changed, the Ceding Company will notify the Reinsurer on the monthly accounting statement.

                                   ARTICLE V
                              REINSURANCE PREMIUMS

A.  Computation

Premiums for reinsurance under this Agreement will be computed as described in
Exhibit I.

B.  Premium Accounting

1.   Payment of Reinsurance Premiums

For Automatic Reinsurance, following the close of each calendar month, the Ceding Company will send the Reinsurer a statement and a listing of new business, changes, and terminations. The Reinsurer will refund to the Ceding Company all unearned Annual YRT Reinsurance Premiums not including policy fees, less applicable allowances, arising from reductions, terminations and changes as described in Article VIII.

Annual YRT Reinsurance Premiums, as calculated in Exhibit I, based on the Reinsured Net Amount at Risk, as defined in Schedule B, are paid annual in advance each month for those policies renewing during that month.

If a net reinsurance premium balance is payable to the Reinsurer, the Ceding Company will forward this balance within (60) sixty days after the close of each month.

If a net reinsurance premium balance is payable to the Ceding Company, the balance due will be subtracted from the reinsurance premium payable by the Ceding Company for the current month. The Reinsurer shall pay any remaining balance due the Ceding Company within (60) sixty days after the Ceding Company submits the statement.

2.   Termination Because of Non-Payment of Premium

If undisputed reinsurance premiums are delinquent, the Reinsurer has the right to terminate the reinsurance risks on those policies listed on the delinquent monthly statement by giving the Ceding Company (90) ninety days' advance written notice. If the delinquent premiums have not been paid as of the close of the
(90) ninety-day period, the Reinsurer's liability will terminate for the risks described in the delinquency notice.

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Regardless of the termination, the Ceding Company will continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned up to the date of termination.

3.   Reinstatement of a Delinquent Statement

The Ceding Company may reinstate the terminated risks within (60) sixty days after the effective date of termination by paying the unpaid reinsurance premiums for the risks in force prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement will be the date the required back premiums are received.

4.   Currency

The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

5.   Detailed Listing

Before the end of the first quarter, the Ceding Company will send the Reinsurer a detailed listing of all reinsurance in force as of the close of the immediately preceding calendar year.

6.   Guaranteed Rates

Although the Reinsurer anticipates continuing to accept reinsurance rates at the current level, the Reinsurer reserves the right to increase the reinsurance rates but only when the Ceding Company increases the rates to the policy owner. The increase to the reinsurance rates on a given policy shall be no more than proportional to the increase to the policy owner's rates.

7.   Overpayment of Premium

If the Ceding Company overpays a reinsurance premium and the Reinsurer accepts the overpayment, the Reinsurer's acceptance will not constitute nor create a reinsurance liability nor result in any additional reinsurance. Instead, the Reinsurer will be liable to the Ceding Company for a credit in the amount of the overpayment.

8.   Underpayment of Premium

If the Ceding Company fails to make a full premium payment for a policy or policies reinsured hereunder, due to an oversight defined in Article VII, the amount of reinsurance coverage provided by the Reinsurer shall not be reduced. However, once the underpayment is discovered, the Ceding Company will be required to pay to the Reinsurer the difference between the full premium amount and the amount actually paid, without interest. If payment or the full premium is

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not made within (60) sixty days after the discovery of the underpayment, the underpayment shall be treated as a failure to pay premiums and subject to the conditions of Section B.2, above.

                                   ARTICLE VI
                                    RESERVES

A.  Statutory Reserves for the Mortality Risk of the Policy

[Redacted]

B.  Representations

The Reinsurer represents to the Ceding Company that the Reinsurer is properly licensed or accredited so that the Ceding Company may claim statutory reserve credit on its financial statements filed in all states in which the Ceding Company is licensed to transact insurance business. In the event that as a result of a change in the Reinsurer's licensing or accreditation status, the Ceding Company must obtain security for statutory reserve credits taken with respect to this reinsurance agreement, the Reinsurer will establish a trust or letter of credit in a form which meets all applicable standards or law and regulation to enable the Ceding Company to claim such reserve credit on its statutory statements. The Reinsurer will bear the expense of establishing any trusts or letter of credit with respect to this provision.

                                  ARTICLE VII
                                   OVERSIGHTS

If there is an unintentional oversight, misunderstanding, delay or error in the administration of this Agreement by the Ceding Company or the Reinsurer, it can be corrected provided the correction takes place within a reasonable time after the oversight, misunderstanding, delay, or error is first discovered. Both the Ceding Company and the Reinsurer will be restored to the position they would have occupied had the oversight or misunderstanding not occurred. Should it not be possible to restore both parties to such a position, the Ceding Company and the Reinsurer shall negotiate in good faith to equitably apportion any resulting liabilities and expenses.

                                  ARTICLE VIII
                      REDUCTIONS, TERMINATIONS AND CHANGES

A.  Replacement or Change

If there is a contractual change, the insurance will continue to be reinsured with the Reinsurer at point-in-scale rates.

Exchanges from one single life plan reinsured under this Agreement to a different single life plan will be reinsured at point-in-scale rates. An exchange is a new policy replacing an existing policy where the new policy is not fully underwritten.

B.  Increases or Decreases

1. If the policy face amount of a risk reinsured automatically under this Agreement increases and:

       a. The increase is subject to new underwriting evidence, then the provisions of Article II, Section A, shall apply to the increase in reinsurance.

       b. The increase is not subject to new underwriting evidence; the Reinsurer will accept the increase in reinsurance at point-in-scale rates but not to exceed the Automatic Binding Limit.

2. If the policy face amount increases, the Ceding Company's retention will be filled first, then any remaining risk of the increase will be ceded to the Reinsurer as of the effective date of the increase. If the policy face amount is reduced, the reinsurance will be reduced first, thereby maintaining the Ceding Company's retention.

C.  Reduction in Retained Coverage

If any portion of the aggregate insurance retained by the Ceding Company on an individual life reduces or terminates, the Ceding Company will recalculate its retention on any remaining risk(s) inforce on that life with the intent of holding the appropriate retention under each applicable reinsurance agreement.

The retention limit which was in effect at the time that each remaining risk was issued will be used. The Ceding Company will not be required to retain an amount in excess of its regular retention limit for the age, mortality rating, and risk classification at the time of issue for any policy. The Ceding Company will first recalculate the retention on the policy(ies) having the same mortality rating as the terminated policy(ies). Order of recalculation will secondarily be determined by policy effective date, oldest first.

D.  Multiple Reinsurers

If a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk.

E.  Termination

If the policy for a risk reinsured under this Agreement is terminated, the reinsurance for the risk involved will be terminated on the effective date of termination.

F.   Mortality Rating

On Automatic Reinsurance, if the Ceding Company wishes to reduce the mortality rating, the Reinsurer will accept this reduction.

                                   ARTICLE IX
                             INCREASE IN RETENTION

A.  If the Ceding Company should increase the retention limits as listed in
Exhibit II, prompt written notice of the increase must be given to the Reinsurer.

B. In the event of an increase in retention, the Ceding Company will have the option of recapturing the reinsurance up to the increased retention under this Agreement. The Ceding Company may exercise its option to recapture by giving written notice to the Reinsurer within (90) ninety days after the effective date of the increase.

C.    If the Ceding Company exercises its option to recapture, then:

1. The Ceding Company must reduce the reinsurance on each individual life on which the Ceding Company retained the maximum retention limit for the age and mortality rating that was in effect at the time the reinsurance was ceded to the Reinsurer.

2. No recapture will be made to reinsurance on an individual life if (a) the Ceding Company retained a special retention limit less than the maximum retention limit for the age and mortality rating in effect at the time the reinsurance was ceded to the Reinsurer, or if (b) the Ceding Company did not retain insurance on the life.

3. The Ceding Company must increase its total amount of insurance on the individual life up to the new retention limit by reducing the reinsurance. If an individual life is shared by more than one reinsurer, the Reinsurer's percentage of the reduced reinsurance will be the same as the initial reinsurance on the individual risk.

4. The reduction in reinsurance will become effective on the next annual premium anniversary after the individual policy has been inforce for at least ten (10) years.

5. If more than one policy per life is eligible for recapture, then the eligible policies may be recaptured beginning with the policy with the earliest issue date and continuing in chronological order according to the remaining policies' issue dates.

                                   ARTICLE X
                                 REINSTATEMENT

If an insurance policy lapses for nonpayment of premium and is reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.    Automatic Cases

The Ceding Company must pay the Reinsurer all back reinsurance premiums in the same manner as the Ceding Company received insurance charges under the policy. When the policy is reinstated by the Ceding Company, the reinsurance will be automatically reinstated.

B.  Nonforfeiture Reinsurance Termination

If the Ceding Company has been requested to reinstate a policy that was reinsured while on extended term or reduced paid-up, then such reinsurance will terminate and automatic reinstatement procedures will be followed as outlined above in this Article.

                                   ARTICLE XI
                                    EXPENSES

The Ceding Company must pay the expense of all medical examinations, inspection fees and other charges in connection with the issuance of the insurance.

                                  ARTICLE XII
                                     CLAIMS

A.  Liability

If the Ceding Company is liable for insurance benefits on a policy reinsured under this Agreement, the Reinsurer shall be liable for its portion of the reinsurance on that policy, as described in Schedule B. All reinsurance claim settlements will be subject to the terms and conditions of the particular contract and statutory requirements under which the Ceding Company is liable.

B.  Notification

When the Ceding Company is advised of a claim, the Reinsurer must be notified promptly.

C.  Claim Payment

1.   Automatic Reinsurance on a Risk

If a claim is made under insurance reinsured under this Agreement, the Reinsurer will abide by the issue as it is settled by the Ceding Company. Copies of proofs or other written matters relating to any claim reimbursements under this Agreement shall be furnished to the Reinsurer upon written request. The Reinsurer will pay the Ceding Company the reinsurance proceeds within (15) fifteen days of final notification of the Ceding Company making the settlement of the policy proceeds. The Ceding Company will deliver a copy of the proof of death, check copy or proof of payment, and the claimant's statement to the Reinsurer.

2.   Payment of Reinsurance Proceeds

Payment of life reinsurance proceeds will be made in a single sum regardless of the Ceding Company's mode of settlement with the payee.

3.   Recapture

If the Reinsurer is delinquent, (60) sixty days past due, on an undisputed net amount due to the Ceding Company, the Ceding Company has the right to recapture.

D.  Contested Claims

The Ceding Company must promptly notify the Reinsurer of any intent to contest a claim reinsured under this Agreement or to assert defenses, and if the Ceding Company's contest of such insurance results in the increase or reduction of liability, the Reinsurer will share in this increase or reduction. The Reinsurer's share of the increase or decrease shall be proportional to their share of the Total Net Amount at Risk, as defined in Schedule B, on the date of the death of the insured.

If the Reinsurer should decline to participate in the contest or assertion of defenses, the Reinsurer will then release all of its liability by paying the Ceding Company the full amount of reinsurance and not sharing in any subsequent increase or reduction in liability.

The Ceding Company shall operate in good faith and adjudicate claims to policies reinsured under this Agreement as if there were not reinsurance. The Ceding Company's decision to pay a claim in accordance with their contractual liability is binding on the Reinsurer.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or reduced because of misstatement of age or sex established after the death of the insured, the Reinsurer will share with the Ceding Company in this increase or reduction.

F.   Routine Expenses

The Ceding Company will pay the routine expenses incurred in connection with settling claims. These expenses may include compensation of agents and employees and the cost of routine investigations.

G.  Non-Routine Expenses

The Reinsurer will share with the Ceding Company all expenses that are not routine. Expenses that are not routine are those directly incurred in connection with the contest or the possibility of a contest of a claim or the assertion of defenses, including legal expenses. The expenses will be shared in proportion to the Total Net Amount at Risk, as defined in Schedule B, for the Ceding Company and the Reinsurer. However, if the Reinsurer has released the liability under Section D of this Article, the Reinsurer will not share in any expenses incurred after the date of the Reinsurer's release.

H.  Return of Premium for Misrepresentations and Suicides

If a misrepresentation on an application or a death of an insured risk by suicide results in the Ceding Company returning the policy premiums to the policy owner rather than paying the policy benefits, the Reinsurer will refund all of the reinsurance premiums it received on that policy to the Ceding Company. This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on that policy under this Agreement.

I.   Contestable Period

If during the contestable period, Ceding Company is notified of the death of the insured, the Ceding Company will investigate the case.

                                  ARTICLE XIII
                           EXTRA-CONTRACTUAL DAMAGES

Except as provided in the next sentence, this Agreement shall not apply to, and the Reinsurer shall not participate in, Extra Contractual Obligations including but not limited to punitive and/or compensatory damages and/or statutory penalties covered under this Agreement. Only in those instances in which (i) the Reinsurer received advance notice of the Ceding Company's intention to deny a claim for Benefits under a Policy, (ii) the Reinsurer in writing concurred in advance with the decision to deny the claims, and (iii) the denial of the claim was the basis for the Contractual Obligations, shall the Reinsurer reimburse the Ceding Company for the Reinsurer's pro rata portion of such Extra Contractual Obligations paid by the Ceding Company. Any liability insurance or other insurance of the Ceding Company covering such Extra Contractual Obligations shall inure to the benefit of the Reinsurer in proportion to the Reinsurer's share of the Total Net Amount at Risk (as defined in Schedule B).

                                  ARTICLE XIV
                             INSPECTION OF RECORDS

Each party or their authorized representatives will have the right, at any reasonable time and upon reasonable notice, to inspect the other party's books and documents that relate to reinsurance under this Agreement.

                                   ARTICLE XV
                                    DAC TAX
                        SECTION 1.848-2(g) (8) ELECTION

A. The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations") issued under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code") whereby:

(i) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Code section 848(c)(1); and

(ii) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency.

B. As used in this Article XV, the terms "net positive consideration", "specified policy acquisition expenses" and "general deductions limitation" are defined by reference to Treasury Regulations Section 1.848-2 and Code Section 848 as of December 1, 2002.

C. The method and timing of the exchange of this information shall be as follows:

(i) The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year.

(ii) The Reinsurer shall, in turn, complete the schedule by indicating acceptance of the Ceding Company's calculation of net consideration or shall note in writing any discrepancies. The Reinsurer shall return the completed schedule to the Ceding Company by June 1 of each year.

(iii) If there are any discrepancies between the Ceding Company's and the Reinsurer's calculation of net consideration, the parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both parties by July 1 of each year.

(iv) Each party shall attach the final schedule to their respective U.S. federal income tax returns for each taxable year in which consideration is transferred under this Agreement. The schedule shall identify this Agreement and restate the election described in this Article XV and shall be signed by both parties.

D. This DAC Tax Election shall be effective on the effective date of this Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under either the provisions of Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

F. Should the Reinsurer breach the representation and warranty of tax status set forth in this Article of this Agreement, the Reinsurer agrees to indemnify and hold the Ceding Company, its directors, officers, employees, agents, and shareholders harmless from any liability and all liability, loss, damages, fines, penalties, interest, and reasonable attorney's fees, which the Ceding Company, its directors, officers, employees, agents, and shareholders may sustain by reason of such breach.

                                  ARTICLE XVI
                                   INSOLVENCY

A.  Insolvency of the Reinsurer

In the event a formal receivership proceeding is initiated against the Reinsurer by the insurance department of the Reinsurer's domiciliary state, and if after the commencement of such receivership proceeding the Reinsurer defaults as to its obligation to pay claims hereunder (as described below), the Ceding Company shall have the right to recapture the Reinsurer's part of all of the Policies by providing the Reinsurer with advance written notice stating the recapture date, provided that the

Reinsurer continues to be in default on the date such notice is received by the Reinsurer. If the Reinsurer is no longer in default on the date such notice is received by the Reinsurer, then the recapture intended by such notice shall not be effective.

This Agreement shall not apply to claims incurred on and after the recapture date.

For the purpose of this Article, the Reinsurer shall be considered in default when:

1. properly payable undisputed claims are not timely paid by the Reinsurer pursuant to the terms of this Agreement; and

2. the Ceding Company has provided written notice to the Reinsurer, describing such unpaid claims; and

3. within thirty (30) calendar days of receiving such notice, the Reinsurer has not made payment to the Ceding Company for such claims.

B.  Insolvency of the Ceding Company

If the Ceding Company should become insolvent, as determined by the Regulatory Agency responsible for such determination, all reinsurance under this Agreement covering risks ceded by the Ceding Company will be payable by the Reinsurer directly to the Ceding Company's liquidator, receiver or statutory successor, on the basis of the liability of the Ceding Company under the policy or policies reinsured and without diminution because of the insolvency of the Company. However, in the event of such insolvency, the liquidator, receiver, or statutory successor will give written notice of a pending claim against the Ceding Company on the reinsured policy. It will do so within a reasonable time after the claim is filed in the insolvency proceedings. During the pendency of such a claim, the Reinsurer may investigate the claim and may, at its own expense, interpose any defense or defenses which it may deem available to the Ceding Company, its liquidator, receiver, or statutory successor, in the proceedings where the claim is to be adjudicated.

The expense thus incurred by the Reinsurer will be chargeable against the Ceding Company, subject to court approval, as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to the claim, the expense will be apportioned in accord with the terms of the reinsurance agreement as though the expense had been incurred by the Ceding Company.

                                  ARTICLE XVII
                                     OFFSET

Any undisputed debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either the Ceding Company or the Reinsurer with respect to this Agreement, shall be offset, and only the balance shall be allowed or paid. In the event the Ceding Company becomes insolvent, offsets shall be allowed in accordance with applicable law.

                                 ARTICLE XVIII
                                  ARBITRATION

The Ceding Company and the Reinsurer mutually understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practice of the insurance and reinsurance industry. While both the Ceding Company and the Reinsurer agree to act in good faith in its dealings with each other, it is understood and recognized that situations may arise in which they cannot reach an agreement.

In the event that any dispute cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

Within (10) ten days after one of the parties has given the other the first written notification of the specific dispute, each of the parties will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the officers cannot resolve the dispute within (30) thirty days of their first meeting, both parties agree that they will submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional (30) thirty days.

No later than (15) fifteen days after the final negotiation meeting, the officers taking part in the negotiation will give both the Ceding Company and the Reinsurer written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

An arbitration panel consisting of (3) three past or present officers of life insurance or life reinsurance companies not affiliated with either of the parties in any way will settle the dispute. Each party will appoint one arbitrator and the two will select a third. If the two arbitrators cannot agree on the choice of a third within (30) thirty days following their appointment, each arbitrator shall nominate three candidates within (10) ten days thereafter, two of whom the other shall decline, and the decision shall be made by drawing lots.

The Ceding Company and the Reinsurer shall bear the expense of its own arbitrator and shall jointly bear with the other the expense of the third arbitrator. In the absence of a decision to the contrary by the arbitration panel, the Ceding Company and the Reinsurer shall jointly share in all other costs of the arbitration.

The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of ARIAS-US, which are in effect at the time the arbitration begins.

The arbitration will take place in Hartford, Connecticut unless the parties mutually agree otherwise.

Within (60) sixty days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both the Ceding Company and the Reinsurer and there will be no further appeal.

The parties may mutually agree to extend any of the negotiation or arbitration periods shown in this Article.

Unless otherwise decided by the arbitrators, the parties will share in their proportion of all expenses resulting from the arbitration, including the fees and expenses for the arbitrators, except that each party will be responsible for its own attorneys' fees.

                                  ARTICLE XIX
                                  TERMINATION

A. The Ceding Company and the Reinsurer may terminate this Agreement as it applies to the new business of each by giving (90) ninety days' written notice of termination. The day the notice is deposited in the mail addressed to the Home Office, or to an Officer of each party, will be the first day of the (90) ninety-day period. In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties becomes insolvent as described in Article XVI.

B. During the (90) ninety-day period, this Agreement will continue to be in force between the terminating parties.

C. After termination, the terminating parties shall remain liable under the terms of this Agreement for all Automatic Reinsurance that becomes effective prior to termination of this Agreement. After termination, the Reinsurer shall be liable for all Automatic Reinsurance that has an application date on or before the effective date of the termination.

                                   ARTICLE XX
                               GENERAL PROVISIONS

A.  Entire Contract

This Agreement with any attached Schedules and Exhibits shall constitute the entire contract between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed herein.

B.  Modifications

Any modification or change to the provisions of this Agreement shall be null and void unless set forth in a written amendment to the Agreement which is signed by all parties to the amendment.

C.  Severability

In the event that any provision or term of this Agreement shall be held by any court, arbitrator, or administrative agency to be invalid, illegal or unenforceable, all of the other terms and provisions shall remain in full force and effect, but only to the extent that their continuance is practicable and consistent with the original intent of the parties. In addition, if any provision or term is held invalid, illegal or unenforceable, the parties will attempt in good faith to renegotiate the Agreement to carry out the original intent of the parties.

D.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties' rights or obligations hereunder existing at the time of termination.

D.  Non-Waiver

No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement shall be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties shall be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement shall not constitute a waiver by such party of its right to do so, nor shall it be deemed to be an act of ratification or consent.

E.  Governing Law

This Agreement shall be governed by the laws of the state of Connecticut.

F.   Assignment

Neither party may assign any of its rights, duties or obligations under this Agreement without the prior written consent of the other party.

G.  Counterparts

This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

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

H.  Force Majeure

Neither party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "force majeure." As used herein, the term "Force Majeure," means an event, explosion, action of the elements, strike or other labor relations problem, restriction or restraint imposed by law, rule or regulation of any public authority, whether federal, state or local, and whether civil or military, act of any military authority, interruption of transportation facilities or any other cause which is beyond the reasonable control of such party and which by the exercise of reasonable diligence such party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

I.   No Limitation on Disclosure of Tax Treatment

Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each party to this Agreement (and each employee, representative, or other agent of such party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction (the "Tax Transaction"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to the Tax Treatment. The permission to disclose the Tax Treatment is limited to any facts relevant to the U.S. federal income Tax Treatment and does not include information relating to the identity of the parties.

                                  ARTICLE XXI
                                CONFIDENTIALITY

As used herein, "Confidential Information" means all of our confidential, proprietary, or trade secret information, including, but not limited to, all information on the Ceding Company's customers and claimants and other information the Ceding Company discloses to the Reinsurer. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to and known by the public other than by way of a wrongful disclosure by a party or its Representatives; (ii) was available on a non-confidential basis from a source other than the parties hereto or their Representatives, provided that such source is not and was not bound by a confidentiality agreement with a party hereto; or (iii) was independently developed without violating any obligations under this Agreement and without the use of any Confidential Information.

The Reinsurer shall maintain the confidentiality of the Confidential Information, shall use it only for purposes for which it was disclosed and shall not disclose it to any other person except to employees, agents, and other persons who need to know such Confidential Information to carry out the purposes for which it was disclosed and who agree to maintain the confidentiality of the information provided herein.

                                  ARTICLE XXII
                           NOTICES AND COMMUNICATIONS

All notices and communications under this treaty should be sent to:

Individual Life Product Financial Analysis
Hartford Life
200 Hopmeadow St.
Simsbury, CT 06089

With copies to:

Chief Actuary
Hartford Life
200 Hopmeadow St.
Simsbury, CT 06089

General Counsel
Hartford Life
200 Hopmeadow St.
Simsbury, CT 06089

Notices are deemed received when delivered.

                                 ARTICLE XXIII
                                 EFFECTIVE DATE

The provisions of this Agreement shall be effective with respect to policies issued on or after December 1, 2002.

                                  ARTICLE XXIV
                                   EXECUTION

EMPLOYERS REASSURANCE CORPORATION

By:    /s/ [ILLEGIBLE]                 Attest: /s/ Sally Worrell
       ------------------------------         ------------------------------
Title: Vice President & Actuary        Title: Treaty Specialist
Date:  November 19, 2004               Date:  November 19, 2004

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Michael Roscoe              Attest: /s/ Thomas P. Kalmbach
       ------------------------------         ------------------------------
       Michael Roscoe, FSA                    Thomas P. Kalmbach, FSA, MAAA
       Individual Life Product &              Assistant Vice President
       Marketing
Date:  12/15/04                        Date:  12/15/2004

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

TYPE OF BUSINESS   Individual life insurance issued by the Ceding Company
                   This treaty covers individual risks which were underwritten according to the Ceding Company's standard underwriting practices and guidelines. This individual risk will be determined to be a true Table 1,2,3 or 4 based on the Ceding Company's normal underwriting guidelines and will be issued as a Standard Risk (i.e.-
                   The Ceding Company's Enhanced Standard program).

UPSCALE PRODUCTS                                                                 RIDERS
----------------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life                  Other Covered Insured
Stag Variable Life Accumulator                          Term Rider (base or other insured)
Stag Universal Life                                     ADB Benefit (not reinsured)
Stag Whole Life                                         Deduction Amount Waiver Rider
                                                        Waiver of Monthly Deduction
                                                        Waiver of Specified Amount
                                                        Enhanced No Lapse Guarantee Rider
                                                        Estate Tax Repeal Benefit Rider
                                                        Level Compensation Endorsement
                                                        Children's Life Insurance Rider
                                                        Maturity Date Extension
                                                        Mortality and Expense Risk Rates Rider

DESCRIPTIONS

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Children's Life Insurance Rider: Provides additional term coverage for a child

Waiver of Premium Riders: Waives premium requirement if insured is disabled

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a life time option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions : This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

                                   SCHEDULE B
                              BASIS OF REINSURANCE

REINSURANCE POOL SHARE:

[Redacted]

AUTOMATIC REINSURANCE

The Ceding Company will retain its available retention on each risk as referenced in Exhibit II. The Reinsurance Pool Share of the remainder will be ceded to the Reinsurer for reinsurance.

NET AMOUNT AT RISK DEFINITION:

[Redacted]

MINIMUM REINSURANCE CESSION:

[Redacted]

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION

1.   REINSURANCE PREMIUM

ANNUAL YRT REINSURANCE PREMIUM

[Redacted]

2.   PREMIUM TAX

Premium tax will not be reimbursed.

[Redacted]

3.   FLAT EXTRA ALLOWANCES

[Redacted]

4.   RIDERS

Term riders, cost of living riders, and other riders providing additional or increasing coverage will use the same methods and YRT rates as the base plan. Waiver of premium rates are attached and are per dollar of annualized amount. Deduction amount waiver rates (also called "waiver of monthly deductions") are attached, and the charge for this benefit is a rate times the monthly deduction amount. Our retention on both types of waivers is proportional to our retention on the death benefit. For both the Waiver of Premium and Waiver of Monthly Deduction, the reinsurance premium will be net of the following allowances:

First Year            Renewal Years
[Redacted]            [Redacted]

                                   EXHIBIT II
                SINGLE LIFE RETENTION, BINDING, AND ISSUE LIMITS
                     SINGLE LIFE ENHANCED STANDARD PROGRAM
                           EFFECTIVE DECEMBER 1, 2002
                               TOTAL POOL LIMITS

The Ceding Company will retain [Redacted] of each policy up to the below maximum retention limits:

RETENTION LIMIT

[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)

[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)

[Redacted]

DEFINITION:
JUMBO LIMIT

[Redacted]

                                  EXHIBIT III

     Annual per 1000 Yearly Renewable Term reinsurance rates are attached.
               These rates are used for both Automatic policies.

                    PRODUCTS USING MULTI-CLASS RATE TABLES:
                                   [Redacted]

                     Stag Protector Variable Universal Life
                    Stag Accumulator Variable Universal Life
                              Stag Universal Life
                                Stag Whole Life

                               AMENDMENT NUMBER 1

This Amendment is made by and between HARTFORD LIFE INSURANCE COMPANY (referred to as the Ceding Company) and EMPLOYERS REASSURANCE CORPORATION (referred to as the Reinsurer). It is attached to and becomes a part of the Reinsurance Agreement Effective December 1, 2002 (referred to as the Reinsurance Agreement).

       1. Effective February 1, 2003, The parties hereby agree to amend or modify the Agreement, by amending Exhibit II to reflect the change in Automatic Binding and Issue Limits from [Redacted] for policies issued on or after the effective date of this Reinsurance Agreement. The parties agree to remove Exhibit II, in its entirety and replace it with the attached Exhibit II, effective February 1, 2003.

       2. This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of February 1, 2003.

EMPLOYERS REASSURANCE CORPORATION

By     /s/ Sara J Murphy               Attest  /s/
       ------------------------------          ------------------------------
Title  US Life Leader                  Title   Treaty Leader
Date   9/11/08                         Date    9/11/08

HARTFORD LIFE INSURANCE COMPANY

By     /s/ Mike Roscoe                 Attest  /s/ Thomas P. Kalmbach
       ------------------------------          ------------------------------
       Mike Roscoe, FSA, MAAA                  Thomas P. Kalmbach, FSA, MAAA
       Vice President                          Assistant Vice President
       Individual Life Product                 Individual Life Product
       Development                             Development
Date   10/16/2008                      Date    10/16/2008

SL Enh Std 12/01/2002 -- Amendment 1
Between HLIC and ERAC

                                   EXHIBIT II
                SINGLE LIFE RETENTION, BINDING, AND ISSUE LIMITS
                     SINGLE LIFE ENHANCED STANDARD PROGRAM
                           EFFECTIVE FEBRUARY 1, 2003
                               TOTAL POOL LIMITS

The Ceding Company will retain [Redacted] of each policy up to the below maximum retention limits:

RETENTION LIMIT
[Redacted]

AUTOMATIC BINDING LIMIT (EXCLUDES RETENTION)
[Redacted]

AUTOMATIC ISSUE LIMIT (INCLUDES RETENTION)
[Redacted]

DEFINITION:
JUMBO LIMIT
[Redacted]

SL Enh Std 12/01/2002 -- Amendment 1
Between HLIC and ERAC

                               AMENDMENT NUMBER 2

This Amendment is made by and between HARTFORD LIFE INSURANCE COMPANY (referred to as the Ceding Company) and EMPLOYERS REASSURANCE CORPORATION (referred to as the Reinsurer). It is attached to and becomes a part of the Reinsurance Agreement Effective December 1, 2002 (referred to as the Reinsurance Agreement).

       1. Effective December 1, 2003, the parties hereby agree to amend or modify the Agreement, by amending Schedule A to reflect the inclusion of Stag Variable Life Accumulator II, Stag Protector Variable Universal Life II and the Policy Continuation Rider as plans to be reinsured under the terms of and at the rates shown in this Reinsurance Agreement. The parties agree to remove Schedule A in its entirety and replace it with the attached Schedule A, effective December 1, 2003.

       2. This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of December 1, 2003.

EMPLOYERS REASSURANCE CORPORATION

By     /s/ [ILLEGIBLE]                 Attest  /s/ [ILLEGIBLE]
       ------------------------------          ------------------------------
Title  President                       Title   Treaty Specialist
Date   February 24, 2006               Date    February 24, 2006

HARTFORD LIFE INSURANCE COMPANY

By     /s/ Mike Roscoe                 Attest  /s/ Thomas P. Kalmbach
       ------------------------------          ------------------------------
       Mike Roscoe, FSA, MAAA                  Thomas P. Kalmbach, FSA, MAAA
       Vice President                          Assistant Vice President
       Individual Life Product                 Individual Life Product
       Development                             Development
Date   3/13/06                         Date    3/13/2006

SL Enh Std 12/01/2002 -- Amendment 2
Between HLIC and ERAC

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE DECEMBER 1, 2003

TYPE OF BUSINESS     Individual life insurance issued by the Ceding Company.
                     This treaty covers individual risks, which were underwritten according to the Ceding Company's standard underwriting practices and guidelines. This individual risk will be determined to be a true Table 1, 2, 3 or 4 based on the Ceding Company's normal underwriting guidelines and will be issued as a Standard Risk (i.e. --
                     The Ceding Company's Enhanced Standard program).

UPSCALE PRODUCTS                                        RIDERS
----------------------------------------------------------------------------------------------------------------
Stag Protector Variable Universal Life                  Other Covered Insured
Stag Variable Life Accumulator                          Term Rider (base or other insured)
Stag Universal Life                                     ADB Benefit (not reinsured)
Stag Whole Life                                         Deduction Amount Waiver Rider
Stag Protector Variable Universal Life II               Waiver of Monthly Deduction
Stag Variable Life Accumulator II                       Waiver of Specified Amount
                                                        Enhanced No Lapse Guarantee Rider
                                                        Estate Tax Repeal Benefit Rider
                                                        Level Compensation Endorsement
                                                        Children's Life Insurance Rider
                                                        Maturity Date Extension
                                                        Mortality and Expense Risk Rates Rider
                                                        Policy Continuation Rider

Descriptions

RIDERS WHERE ADDITIONAL PREMIUM IS DUE TO THE REINSURER:

Other Covered Insured: Provides term coverage for insured other than base insured.

Term Rider (base or other insured): Provides additional term coverage

Deduction Amount Waiver Rider: Waives monthly deduction amount if insured is disabled

Waiver of Monthly Deduction: Waives monthly deduction amount if insured is disabled

Waiver of Specified Amount: Waives specified amount if insured is disabled

Children's Life Insurance Rider: Provides additional term coverage for a child.

Waiver of Premium Riders: Waives premium requirement if insured is disabled

SL Enh Std 12/01/2002 -- Amendment 2
Between HLIC and ERAC

                                   SCHEDULE A
                       PLANS COVERED UNDER THIS AGREEMENT
                           EFFECTIVE DECEMBER 1, 2003

RIDERS THAT ALTER THE POLICY AND IN WHICH NO ADDITIONAL PREMIUM IS PAID TO THE REINSURER. IF A POLICY HAS THIS RIDER IT IS STILL COVERED UNDER THE AGREEMENT:

Enhanced No Lapse Guarantee Rider: This rider guarantees that the policy will not lapse, regardless of investment performance, provided cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. There is a lifetime option and a limited term option. The limited term option is the lesser of 20 years or to attained age 80 for issue ages 0 to 70 and the minimum of 10 years or to attained age 90 for issue ages 71 to 85. Also, at the time when the no lapse guarantee terminates or defaults, the policyholder may be eligible for an additional amount of time they have this protection which is based on the then current account value.

Estate Tax Repeal Benefit Rider: This rider will pay the account value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010 and we receive a request for this benefit amount from the insured.

Level Compensation Endorsement: Surrender charges are not assessed for a full surrender during the first three policy years. There is no charge for this rider.

Maturity Date Extension Rider: When the policyholder reaches the maturity date and has elected this rider, the death benefit is dropped to the account value, no more monthly deductions are taken, interest is credited, no further premiums are accepted, policy loans continue to accrue interest, and all other riders are terminated.

Accelerated Benefit Rider: With this rider, the policyholder can receive up to 100% of their death benefit discounted with interest if the life expectancy is 12 months or less.

Specify Monthly Deductions: This rider allows the policyholder to specify to take monthly deductions out of a particular account in the policy.

Mortality and Expense Risk Rider: This rider guarantees that the mortality and expense risk rate will be zero for years greater than and equal to 21.

Policy Continuation Rider: This rider is automatically added to the policy at issue. This rider is intended to prevent the lapse of highly loaned policies.

SL Enh Std 12/01/2002 -- Amendment 2
Between HLIC and ERAC

                               AMENDMENT NUMBER 3

                        This Amend1

ment is made by and between HARTFORD LIFE INSURANCE COMPANY (referred to as the Ceding Company) and EMPLOYERS REASSURANCE CORPORATION (referred to as the Reinsurer). It is attached to and becomes a part of the Reinsurance Agreement Effective December 1, 2002 (referred to as the Reinsurance Agreement).

       1. Effective March 1, 2004, the parties hereby agree that the Ceding Company will no longer cede and the Reinsurer will no longer accept reinsurance under this Agreement for policies issued on or after the effective date of this Amendment. Reinsurance that is now in force under this Agreement will continue to be governed by the terms and conditions of the Agreement until the termination or expiration of all such reinsurance.

       2. This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all amendments and supplements thereto.

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, hereby executed this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2004.

EMPLOYERS REASSURANCE CORPORATION

By     /s/ [ILLEGIBLE]                 Attest  /s/ [ILLEGIBLE]
       ------------------------------          ------------------------------
Title  President                       Title   Treaty Specialist
Date   12/16/05                        Date    12/16/05

HARTFORD LIFE INSURANCE COMPANY

By     /s/ Mike Roscoe                 Attest  /s/ Thomas P. Kalmbach
       ------------------------------          ------------------------------
       Mike Roscoe, FSA, MAAA                  Thomas P. Kalmbach, FSA, MAAA
       Vice President                          Assistant Vice President
       Individual Life Product                 Individual Life Product
       Development                             Development
Date   12/19/05                        Date    12/19/2005

SL Enh Std 12/01/2002 -- Amendment 3
Between HLIC and ERAC